Exhibit 10.3
EXECUTION COPY
SECURITY AGREEMENT
THIS SECURITY AGREEMENT (this “Security Agreement”), is entered into as of February 11, 2011, among Impax Laboratories, Inc., a Delaware corporation (the “Borrower”), each of the Domestic Subsidiaries of the Borrower from time to time party hereto (individually a “Guarantor” and collectively the “Guarantors”; the Guarantors, together with the Borrower, individually an “Obligor” and collectively the “Obligors”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as Administrative Agent under the Credit Agreement referred to below (in such capacity, the “Administrative Agent”) for the several banks and other financial institutions as may from time to time become parties to such Credit Agreement (individually a “Lender” and collectively the “Lenders”).
RECITALS
WHEREAS, pursuant to that certain Credit Agreement dated as of the date hereof (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”), among the Borrower, the Guarantors, the Lenders party thereto and the Administrative Agent, the Lenders have agreed to make Loans and to issue and/or acquire participation interests in Letters of Credit upon the terms and subject to the conditions set forth therein; and
WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement and the obligations of the Lenders to make their respective Loans and to issue and/or acquire participation interests in Letters of Credit under the Credit Agreement that the Obligors shall have executed and delivered this Security Agreement to the Administrative Agent for the ratable benefit of the Lenders and the other Secured Parties.
NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
1. Definitions.
(a) Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement, and the following terms which are defined in the Uniform Commercial Code from time to time in effect in the State of New York (the “UCC”) are used herein as so defined: Accession, Account, As-Extracted Collateral, Chattel Paper, Commercial Tort Claim, Consumer Good, Deposit Account, Document, Electronic Chattel Paper, Equipment, Farm Product, Fixture, General Intangible, Good, Instrument, Inventory, Investment Property, Letter-of-Credit Right, Manufactured Home, Payment Intangible, Proceeds, Securities Account, Securities Intermediary, Software, Supporting Obligation and Tangible Chattel Paper.

(b) In addition, the following term shall have the following meaning:
“Excluded Property” means (i) Equity Interests of any Foreign Subsidiary owned directly by any Credit Party in excess of sixty-five percent (65%) of such Equity Interests and one hundred percent (100%) of the Equity Interests of any Foreign Subsidiary not owned directly by any Obligor to the extent the inclusion of such Equity Interests would cause any amount to be includable in the taxable income of any Obligor under Section 951 of the Internal Revenue Code, (ii) all real property interests, (iii) any property to the extent that such grant of a security interest is prohibited by any Requirements of Law of a Governmental Authority, requires a consent not obtained of any Governmental Authority pursuant to such Requirement of Law, except to the extent that such Requirement of Law providing for such prohibition, breach, default or termination or requiring such consent is ineffective under applicable law (including, without limitation, Sections 9-406, 9- 407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law or principles of equity); provided, that for purposes of the foregoing, it is understood and agreed that, to the extent reasonably requested by the Administrative Agent, the applicable Obligor will use its commercially reasonable efforts to obtain a consent if permissible by the applicable Requirement of Law, (iv) any lease, license or other agreement to the extent the grant of a security interest therein would result in an invalidation thereof or constitute a breach or violation of such agreement (other than any non-assignment of payment intangibles provisions that is unenforceable under the UCC) or to the extent that such security interests would result in adverse tax or accounting consequences, as reasonably determined by the Borrower; provided, that for purposes of the foregoing, it is understood and agreed that, to the extent reasonably requested by the Administrative Agent, the applicable Obligor will use its reasonable efforts to obtain any necessary consents to permit the grant of a security interest hereunder if permissible by the applicable lease, license or other agreement, (v) any property subject to a Permitted Lien (other than Liens in favor of the Administrative Agent) to the extent that the grant of a Lien to the Administrative Agent hereunder on such asset (A) would result in a breach or violation of, or constitute a default under, the agreement or instrument governing such Permitted Lien, (B) would result in the loss of use of such asset, (C) would permit the holder of such Permitted Lien to terminate such Obligor’s use of such asset or (D) would otherwise result in a loss of rights of such Obligor in such asset, provided however that the Collateral shall include and such security interest shall attach immediately at such time as the condition causing such breach, violation, loss of use, termination or loss of rights shall be remedied and to the extent severable, shall attach immediately to any portion of such asset that does not result in any of the consequences specified in (A), (B), (C) or (D) above, (vi) Accounts, Instruments, Chattel Paper or other obligation or property of any kind due from, owed by, or belonging to, a Sanctioned Person or Sanctioned Entity, or (vii) any lease in which the lessee is a Sanctioned Person or Sanctioned Entity shall be Collateral.

2. Grant of Security Interest in the Collateral.
(a) To secure the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the Credit Party Obligations, each Obligor hereby grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a continuing security interest in, and a right to set off against, any and all right, title and interest of such Obligor in and to the following, whether now owned or existing or owned, acquired, or arising hereafter (collectively, the “Collateral”):
(i) all Accounts;
(ii) all cash and Cash Equivalents;
(iii) all Chattel Paper (including Electronic Chattel Paper);
(iv) all Commercial Tort Claims as set forth on Schedule 3.16(d) to the Credit Agreement (as updated from time to time in accordance with the Credit Agreement);
(v) all Copyright Licenses;
(vi) all Copyrights;
(vii) all Deposit Accounts;
(viii) all Documents;
(ix) all Equipment;
(x) all Fixtures;
(xi) all General Intangibles;
(xii) all Goods;
(xiii) all Instruments;
(xiv) all Inventory;
(xv) all Investment Property;
(xvi) all Letter-of-Credit Rights;
(xvii) all Material Contracts and all such other agreements, contracts, leases, licenses, tax sharing agreements or hedging arrangements now or hereafter entered into by an Obligor, as such agreements may be amended or otherwise modified from time to time (collectively, the “Assigned Agreements”), including without limitation, (A) all rights of an Obligor to receive moneys due and to become due under or pursuant to the Assigned Agreements, (B) all rights of an Obligor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Agreements, (C) claims of an Obligor for damages arising out of or for breach of or default under the Assigned Agreements and (D) the right of an Obligor to terminate the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder;

(xviii) all Patent Licenses;
(xix) all Patents;
(xx) all Payment Intangibles;
(xxi) all Securities Accounts;
(xxii) all Software;
(xxiii) all Supporting Obligations;
(xxiv) all Trademark Licenses;
(xxv) all Trademarks;
(xxvi) all books, records, ledger cards, files, correspondence, computer programs, tapes, disks, and related data processing software (owned by such Obligor or in which it has an interest) that at any time evidence or contain information relating to any Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon;
(xxvii) all other personal property of any kind or type whatsoever owned by such Obligor; and
(xxviii) to the extent not otherwise included, all Accessions, Proceeds and products of any and all of the foregoing.
Notwithstanding the foregoing, the Collateral shall not include the Excluded Property.
(b) The Obligors and the Administrative Agent, on behalf of the Secured Parties, hereby acknowledge and agree that the security interest created hereby in the Collateral (i) constitutes continuing collateral security for all of the Credit Party Obligations, whether now existing or hereafter arising and (ii) is not to be construed as a present assignment of any Intellectual Property.
(c) The term “Collateral” shall include any Bank Products and any rights of the Obligors thereunder only for purposes of this Section 2.

3. Provisions Relating to Accounts, Contracts and Agreements.
(a) Anything herein to the contrary notwithstanding, each of the Obligors shall remain liable under each of its Accounts, contracts and agreements to observe and perform all of the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account or the terms of such contract or agreement. Neither the Administrative Agent nor any Secured Party shall have any obligation or liability under any Account (or any agreement giving rise thereto), contract or agreement by reason of or arising out of this Security Agreement or the receipt by the Administrative Agent or any Secured Party of any payment relating to such Account, contract or agreement pursuant hereto, nor shall the Administrative Agent or any Secured Party be obligated in any manner to perform any of the obligations of an Obligor under or pursuant to any Account (or any agreement giving rise thereto), contract or agreement, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.
(b) The Administrative Agent hereby authorizes the Obligors to collect the Accounts; provided, that the Administrative Agent may curtail or terminate such authority at any time after the occurrence and during the continuance of an Event of Default. If required by the Administrative Agent at any time after the occurrence and during the continuation of an Event of Default, any payments of Accounts, when collected by the Obligors (i) shall be forthwith (and in any event within two (2) Business Days) deposited by the Obligors in a collateral account maintained under the sole dominion and control of the Administrative Agent, subject to withdrawal by the Administrative Agent for the account of the Secured Parties only as provided in Section 12 hereof, and (ii) until so turned over, shall be held by the Obligors in trust for the Administrative Agent and the Secured Parties, segregated from other funds of the Obligors.
(c) At any time and from time to time, the Administrative Agent shall have the right, but not the obligation, to make test verifications of the Accounts in any manner and through any medium that it reasonably considers advisable, and the Obligors shall use commercially reasonable efforts to furnish all such assistance and information as the Administrative Agent may reasonably require in connection with such test verifications. Upon the Administrative Agent’s reasonable request and at the expense of the Obligors, the Obligors shall cause independent public accountants or others satisfactory to the Administrative Agent to furnish to the Administrative Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts. The Administrative Agent in its own name or in the name of others may communicate with account debtors on the Accounts to verify with them to the Administrative Agent’s satisfaction the existence, amount and terms of any Accounts.

4. Representations and Warranties. Each Obligor hereby represents and warrants to the Administrative Agent, for the benefit of the Secured Parties, that so long as any of the Credit Party Obligations (other than contingent indemnity obligations that survive termination of the Credit Documents pursuant to the stated terms thereof) remain outstanding or any Credit Document is in effect, and until all of the Commitments shall have been terminated:
(a) Chief Executive Office; Books & Records; Legal Name; State of Formation. No Obligor has in the four (4) months preceding the Closing Date changed its name, been party to a merger, consolidation or other change in structure or used any tradename not disclosed on Schedule 4(a) attached hereto (as updated from time to time).
(b) Location of Tangible Collateral. As of the Closing Date, the location of all tangible Collateral owned by each Obligor is as shown on Schedule 3.16(f)(i) to the Credit Agreement.
(c) Ownership. Each Obligor is the legal and beneficial owner of its Collateral and, subject to Section 2(e), has the right to pledge, sell, assign or transfer the same.
(d) Security Interest/Priority. This Security Agreement creates a valid security interest in favor of the Administrative Agent, for the benefit of the Secured Parties, in the Collateral of such Obligor and, when properly perfected by filing, obtaining possession, the granting of control to the Administrative Agent or otherwise, shall constitute a valid first priority, perfected security interest in such Collateral, to the extent such security interest can be perfected by (i) filing, obtaining possession, the granting of control or otherwise under the UCC, (ii) by filing an appropriate notice with the United States Patent and Trademark Office or the United States Copyright Office, or (iii) such other action as may be required pursuant to any applicable jurisdictions’ certificate of title statute, free and clear of all Liens except for Permitted Liens.
(e) Consents. Except for (i) the filing or recording of UCC financing statements, (ii) the filing of appropriate notices with the United States Patent and Trademark Office, the United States Copyright Office and the Canadian Intellectual Property Office, (iii) obtaining control to perfect the Liens created by this Security Agreement, (iv) compliance with the Federal Assignment of Claims Act or comparable state law, and/or (v) the filing, registration or other action required pursuant to any applicable certificate of title statute, no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any stockholder, member or creditor of such Obligor is required (A) for the grant by such Obligor of the security interest in the Collateral granted hereby or for the execution, delivery or performance of this Security Agreement by such Obligor or (B) for the perfection of such security interest or the exercise by the Administrative Agent of the rights and remedies provided for in this Security Agreement.

(f) Types of Collateral. None of the Collateral consists of, or is the Proceeds of, As-Extracted Collateral, Consumer Goods, Farm Products, Manufactured Homes or standing timber (as such term is used in the UCC).
(g) Accounts. With respect to the Accounts of the Obligors: (i) the goods sold and/or services furnished giving rise to each Account are not subject to any security interest or Lien except the first priority, perfected security interest granted to the Administrative Agent herein and except for Permitted Liens; (ii) each Account and the papers and documents of the applicable Obligor relating thereto are genuine and in all material respects what they purport to be; (iii) each Account arises out of a bona fide transaction for goods sold and delivered (or in the process of being delivered) by an Obligor or for services actually rendered by an Obligor, which transaction was conducted in the ordinary course of the Obligor’s business and was completed in accordance with the terms of any documents pertaining thereto; (iv) no Account of an Obligor is evidenced by any Instrument or Chattel Paper unless such Instrument or Chattel Paper has been theretofore endorsed over and delivered to, or submitted to the control of, the Administrative Agent; (v) the amount of each Account as shown on the applicable Obligor’s books and records, and on all invoices and statements which may be delivered to the Administrative Agent with respect thereto, is due and payable to the applicable Obligor and is not in any way contingent; (vi) to each of the Obligor’s knowledge, the account debtor with respect to each Account has the capacity to contract; (vii) no surety bond was required or given in connection with any Account of an Obligor or the contracts or purchase orders out of which they arose; (viii) no Account is evidenced by a judgment, there are no set-offs, counterclaims or disputes existing or asserted with respect to any material Account, and no Obligor has made any agreement with any account debtor for any deduction from any Account except for deductions made in the ordinary course of its business; (ix) there are no facts, events or occurrences which in any material respect impair the validity or enforcement of any Account or tend to materially reduce the amount payable thereunder as shown on the applicable Obligor’s books and records; and (x) the right to receive payment under each Account is assignable except where the account debtor with respect to such Account is a Governmental Authority, to the extent assignment of any such right to payment is prohibited or limited by applicable law, regulations, administrative guidelines or contract.
(h) Inventory. No Inventory of an Obligor is held by a third party (other than an Obligor) pursuant to consignment, sale or return, sale on approval or similar arrangement.
(i) Intellectual Property.
(i) Each of the Obligors and its Subsidiaries owns, or has the legal right to use, all Intellectual Property, tradenames, technology, know-how and processes necessary for each of them to conduct its business as currently conducted.

(ii) Except as disclosed in Schedule 3.16(a) to the Credit Agreement, (A) each Obligor has the right to use its owned Intellectual Property in perpetuity and without payment of royalties, (B) all registrations with and applications to Governmental Authorities in respect of such Intellectual Property are valid and in full force and effect and are not subject to the payment of any taxes or maintenance fees or the taking of any interest therein, held by any of the Obligors to maintain their validity or effectiveness, and (C) there are no restrictions on the direct or indirect transfer of any Contractual Obligation, or any interest therein, held by any of the Obligors in respect of such Intellectual Property which has not been waived or satisfied, except where the failure to waive or satisfy could not reasonably be expected to have a Material Adverse Effect.
(iii) None of the Obligors is in default (or with the giving of notice or lapse of time or both, would be in default) under any license to use its Intellectual Property; no claim has been asserted and is pending by any Person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property, nor do the Obligors or any of their Subsidiaries know of any such claim; and, to the knowledge of the Obligors or any of their Subsidiaries, the use of such Intellectual Property by any of the Obligors or any of its Subsidiaries does not infringe on the rights of any Person.
(iv) The Obligors have recorded or deposited with and paid to the United States Copyright Office, the Register of Copyrights, the Copyrights Royalty Tribunal or other Governmental Authority, all notices, statements of account, royalty fees and other documents and instruments required under the terms and conditions of any Contractual Obligation of the Obligors and/or under Title 17 of the United States Code and the rules and regulations issued thereunder (collectively, the “Copyright Act”), and are not liable to any Person for copyright infringement under the Copyright Act or any other law, rule, regulation, contract or license as a result of their business operations.
(v) All material Intellectual Property of each Obligor is valid, subsisting, unexpired, enforceable and has not been abandoned, and each Obligor is legally entitled to use each of its tradenames.
(vi) Except as set forth in Schedule 3.16(a) to the Credit Agreement, none of the material Intellectual Property of the Obligors is the subject of any licensing or franchise agreement.
(vii) No holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity of any Intellectual Property of the Obligors.
(viii) No action or proceeding is pending seeking to limit, cancel or question the validity of any Intellectual Property of the Obligors, or which, if adversely determined, would have a Material Adverse Effect except as otherwise disclosed in the Credit Agreement.

(ix) All applications pertaining to the material Intellectual Property of each Obligor have been duly and properly filed, and all registrations or letters pertaining to such Intellectual Property have been duly and properly filed and issued, and all of such Intellectual Property is valid and enforceable.
(x) No Obligor has made any assignment or entered into any agreement in conflict with the security interest of the Administrative Agent in the Intellectual Property of each Obligor hereunder.
(j) Documents, Instruments and Chattel Paper. All Documents, Instruments and Chattel Paper describing, evidencing or constituting Collateral are, to the Obligors’ knowledge, complete, valid, and genuine.
(k) Equipment. With respect to each Obligor’s Equipment: (i) such Obligor has good and marketable title thereto and (ii) all such Equipment is in normal operating condition and repair, ordinary wear and tear alone excepted (subject to casualty events), and is suitable for the uses to which it is customarily put in the conduct of such Obligor’s business.
(l) Restrictions on Security Interest. None of the Obligors is party to any material lease that contains legally enforceable restrictions on the granting of a security interest therein other than those which have been waived or satisfied.
Notwithstanding anything to the contrary contained herein, no representation or warranty is provided with respect to the Liens purported to be created with respect to any Equity Interests of a Foreign Subsidiary as it pertains to the laws and regulations of jurisdictions outside of the United States of America.
5. Covenants. Each Obligor covenants that, so long as any of the Credit Party Obligations (other than contingent indemnity obligations that survive termination of the Credit Documents pursuant to the stated terms thereof) remain outstanding or any Credit Document is in effect, and until all of the Commitments shall have been terminated, such Obligor shall:
(a) Perfection of Security Interest by Filing, Etc. Execute and deliver to the Administrative Agent and/or file such agreements, assignments or instruments (including affidavits, notices, reaffirmations, amendments and restatements of existing documents, and any document as may be necessary if the law of any jurisdiction other than New York becomes or is applicable to the Collateral or any portion thereof, in each case, as the Administrative Agent may reasonably request) and do all such other things as the Administrative Agent may reasonably deem necessary or appropriate (i) to assure to the Administrative Agent its security interests hereunder are perfected, including (A) such financing statements (including continuation statements) or amendments thereof or supplements thereto or other instruments as the Administrative Agent may from time to time reasonably request in order to perfect and maintain the security interests granted hereunder in accordance with the UCC and any other personal property security legislation in the appropriate state(s) or province(s), (B) with regard to Copyrights, a Notice of Grant of Security Interest in Copyrights for filing with the United States Copyright Office and the Canadian Intellectual Property Office, as applicable in the form of Exhibit A attached hereto, (C) with regard to Patents, a Notice of Grant of Security Interest in Patents for filing with the United States Patent and Trademark Office and the Canadian Intellectual Property Office, as applicable in the form of Exhibit B attached hereto and (D) with regard to Trademarks, a Notice of Grant of Security Interest in Trademarks for filing with the United States Patent and Trademark Office and the Canadian Intellectual Property Office, as applicable in the form of Exhibit C attached hereto, (ii) to consummate the transactions contemplated hereby and (iii) to otherwise protect and assure the Administrative Agent of its rights and interests hereunder. Each Obligor hereby authorizes the Administrative Agent to prepare and file such financing statements (including continuation statements) or amendments thereof or supplements thereto or other instruments as the Administrative Agent may from time to time deem necessary or appropriate in order to perfect and maintain the security interests granted hereunder in accordance with the UCC, including, without limitation, any financing statement that describes the Collateral as “all personal property” or “all assets” of such Obligor or that describes the Collateral in some other manner as the Administrative Agent deems necessary or advisable. Each Obligor agrees to mark its books and records to reflect the security interest of the Administrative Agent in the Collateral.
(b) Perfection of Security Interest by Possession. If (i) any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Document, Instrument, Tangible Chattel Paper or Supporting Obligation or (ii) any Collateral shall be stored or shipped subject to a Document or (iii) any Collateral shall consist of Investment Property in the form of certificated securities, promptly notify the Administrative Agent of the existence of such Collateral and deliver such Instrument, Chattel Paper, Supporting Obligation, Document or Investment Property to the Administrative Agent, duly endorsed in a manner satisfactory to the Administrative Agent, to be held as Collateral pursuant to this Security Agreement.
(c) Perfection of Security Interest Through Control. If any Collateral shall consist of Deposit Accounts, Electronic Chattel Paper, Letter-of-Credit Rights, Securities Accounts or uncertificated Investment Property, execute and deliver (and, with respect to any Collateral consisting of a Securities Account or uncertificated Investment Property, cause the Securities Intermediary or the issuer, as applicable, with respect to such Investment Property to execute and deliver) to the Administrative Agent all control agreements, assignments, instruments or other documents as reasonably requested by the Administrative Agent for the purposes of obtaining and maintaining control of such Collateral.
(d) Other Liens. Defend its interests in the Collateral against the claims and demands of all other parties claiming an interest therein and keep the Collateral free from all Liens, except for Permitted Liens. Neither the Administrative Agent nor any Secured Party authorizes any Obligor to, and no Obligor shall, sell, exchange, transfer, assign, lease or otherwise dispose of the Collateral or any interest therein, except as permitted under the Credit Agreement.

(e) Preservation of Collateral. Keep the Collateral in good order, condition and repair in all material respects, ordinary wear and tear excepted; not use the Collateral in violation of the provisions of this Security Agreement or any other agreement relating to the Collateral or any policy insuring the Collateral or any applicable Requirement of Law; not permit any Collateral to be or become a fixture to real property or an accession to other personal property unless the Administrative Agent has a valid, perfected and first priority security interest for the benefit of the Secured Parties in such real or personal property; and not, without the prior written consent of the Administrative Agent, alter or remove any identifying symbol or number on its Equipment.
(f) [Reserved.]
(g) [Reserved.]
(h) Collateral Held by Warehouseman, Bailee, etc. If any Collateral with a value in excess of $1,000,000 is at any time in the possession or control of a warehouseman, bailee or any agent or processor of such Obligor, (i) notify the Administrative Agent of such possession, (ii) upon the request of the Administrative Agent, notify such Person of the Administrative Agent’s security interest for the benefit of the Secured Parties in such Collateral, (iii) upon the request of the Administrative Agent, instruct such Person to hold all such Collateral for the Administrative Agent’s account subject to the Administrative Agent’s instructions and (iv) upon the request of the Administrative Agent, obtain an acknowledgment from such Person that it is holding such Collateral for the benefit of the Administrative Agent.
(i) Treatment of Accounts. (i) Not grant or extend the time for payment of any Account, or compromise or settle any Account for less than the full amount thereof, or release any person or property, in whole or in part, from payment thereof, or allow any credit or discount thereon, other than as normal and customary in the ordinary course of an Obligor’s business and (ii) maintain at its principal place of business a record of Accounts consistent with customary business practices.
(j) Covenants Relating to Inventory.
(i) Maintain, keep and preserve its Inventory in good salable condition at its own cost and expense.
(ii) [Reserved.]
(iii) If any of the Inventory is at any time evidenced by a document of title, promptly notify the Administrative Agent thereof and, upon the request of the Administrative Agent, deliver such document of title to the Administrative Agent.

(k) Covenants Relating to Copyrights.
(i) Employ the Copyright for each material Work with such notice of copyright as may be required by law to secure copyright protection.
(ii) Not do any act or knowingly omit to do any act whereby any Copyright may become invalidated unless such Obligor determines that such Copyright is no longer useful or necessary in its business and (A) not do any act, or knowingly omit to do any act, whereby any material Copyright may become injected into the public domain; (B) notify the Administrative Agent immediately if it knows, or has reason to know, that any material Copyright could reasonably be expected to become injected into the public domain or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in any court or tribunal in the United States, Canada or any other country) regarding an Obligor’s ownership of any such Copyright or its validity; (C) take all necessary steps as it shall deem appropriate under the circumstances to maintain and pursue each material application (and to obtain the relevant registration) and to maintain each registration of each material Copyright owned by an Obligor including, without limitation, filing of applications for renewal where necessary; and (D) promptly notify the Administrative Agent of any material infringement of any material Copyright of an Obligor of which it becomes aware and take such actions as it shall reasonably deem appropriate under the circumstances to protect such Copyright, including, where appropriate, the bringing of suit for infringement, seeking injunctive relief and seeking to recover any and all damages for such infringement.
(iii) Not make any assignment or agreement in conflict with the security interest in the Copyrights of each Obligor hereunder.
(l) Covenants Relating to Patents and Trademarks.
(i) (A) Continue to use each material Trademark in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (B) maintain as in the past the quality of products and services offered under such Trademark, (C) employ such Trademark with the appropriate notice of registration and (D) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any material Trademark may become invalidated unless such Obligor determines that such Trademark is no longer useful or necessary in its business.

(ii) Not do any act, or omit to do any act, whereby any material Patent may become abandoned or dedicated unless such Obligor determines that such Patent is no longer useful or necessary in its business.
(iii) Promptly notify the Administrative Agent if it knows, or has reason to know, that any application or registration relating to any material Patent or material Trademark may become abandoned or dedicated, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the Canadian Intellectual Property Office or any court or tribunal in any country) regarding an Obligor’s ownership of any such Patent or Trademark or its right to register the same or to keep, maintain and use the same.
(iv) Take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each material application, to obtain the relevant registration and to maintain each registration of the material Patents and material Trademarks, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.
(v) Promptly notify the Administrative Agent after it learns that any material Patent or material Trademark included in the Collateral is infringed, misappropriated or diluted by a third party and take such actions as it shall reasonably deem appropriate under the circumstances to protect such Patent or Trademark in a material manner.
(vi) Not make any assignment or agreement in conflict with the security interest in the Patents or Trademarks of any Obligor hereunder.
(m) [Reserved].
(n) Intellectual Property Generally. Upon request of the Administrative Agent, execute and deliver any and all agreements, instruments, documents, and papers as the Administrative Agent may reasonably request to evidence the Administrative Agent’s security interest in the Intellectual Property and the general intangibles relating thereto including, without limitation, the goodwill of the Obligors and their Subsidiaries relating thereto or represented thereby (or such other Intellectual Property or the general intangibles relating thereto or represented thereby as the Administrative Agent may reasonably request).
(o) Commercial Tort Claims; Notice of Litigation. Promptly (i) forward to the Administrative Agent written notification of any and all Commercial Tort Claims of the Obligors in excess of $1,000,000, including, but not limited to, any and all actions, suits, and proceedings before any court or Governmental Authority by or affecting such Obligor or any of its Subsidiaries and (ii) execute and deliver such statements, documents and notices and do and cause to be done all such things as may be reasonably required by the Administrative Agent, or required by law, including all things which may from time to time be necessary under the UCC to fully create, preserve, perfect and protect the priority of the Administrative Agent’s security interest in any Commercial Tort Claims.

(p) Status of Collateral as Personal Property. At all times maintain the Collateral as personal property and not affix any of the Collateral to any real property in a manner which would change its nature from personal property to real property or a Fixture, unless the Administrative Agent has a first priority, perfected Lien on such real property or Fixture.
(q) Regulatory Approvals. Promptly, and at its expense, execute and deliver, or cause to be executed and delivered, all applications, certificates, instruments, registration statements, and all other documents and papers the Administrative Agent may reasonably request and as may be required by law to acquire the consent, approval, registration, qualification or authorization of any Governmental Authority deemed necessary or appropriate for the effective exercise of any of the rights under this Security Agreement (each a “Governmental Approval”). Without limiting the generality of the foregoing, if an Event of Default shall have occurred and be continuing, each Obligor shall take any action which the Administrative Agent may reasonably request in order to transfer and assign to the Administrative Agent, or to such one or more third parties as the Administrative Agent may designate, or to a combination of the foregoing, each Governmental Approval of such Obligor. To enforce the provisions of this subsection, upon the occurrence and during the continuance of an Event of Default, the Administrative Agent is empowered to request the appointment of a receiver from any court of competent jurisdiction. Such receiver shall be instructed to seek from the Governmental Authority an involuntary transfer of control of each such Governmental Approval for the purpose of seeking a bona fide purchaser to whom control will ultimately be transferred. Each Obligor hereby agrees to authorize such an involuntary transfer of control upon the request of the receiver so appointed, and, if such Obligor shall refuse to authorize the transfer, its approval may be required by the court. Upon the occurrence and continuance of an Event of Default, such Obligor shall further use its reasonable best efforts to assist in obtaining Governmental Approvals, if required, for any action or transaction contemplated by this Security Agreement, including, without limitation, the preparation, execution and filing with the Governmental Authority of such Obligor’s portion of any necessary or appropriate application for the approval of the transfer or assignment of any portion of the assets (including any Governmental Approval) of such Obligor. Because each Obligor agrees that the Administrative Agent’s remedy at law for failure of such Obligor to comply with the provisions of this subsection would be inadequate and that such failure would not be adequately compensable in damages, such Obligor agrees that the covenants contained in this subsection may be specifically enforced, and such Obligor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants.

(r) Insurance. All proceeds derived from insurance on the Collateral shall be subject to the security interest of the Administrative Agent hereunder.
(s) Covenants Relating to the Assigned Agreements.
(i) [Reserved].
(ii) Unless the applicable Obligor believes it is necessary in the prudent conduct of its business, no Obligor shall (A) cancel or terminate any Assigned Agreement of such Obligor or consent to or accept any cancellation or termination thereof; (B) amend or otherwise modify any Assigned Agreement of such Obligor or give any consent, waiver or approval thereunder; (C) waive any default under or breach of any Assigned Agreement of such Obligor; or (D) take any other action in connection with any Assigned Agreement of such Obligor which would impair the value of the interest or rights of such Obligor thereunder or which would impair the interests or rights of the Administrative Agent.
(t) Material Contracts. Upon the request of the Administrative Agent, with respect to any Material Contract, each Obligor will (i) execute and deliver (or cause to be executed and delivered) to the Administrative Agent a collateral assignment of such Material Contract and a consent to such collateral assignment, in each case in a form acceptable to the Administrative Agent, (ii) use commercially reasonable efforts to cause the other parties to such Material Contract to execute such consent and (iii) do any act or execute any additional documents required by the Administrative Agent to ensure to the Administrative Agent the effectiveness and first priority of its security interest in such Material Contract.
6. License of Intellectual Property. The Obligors hereby assign, transfer and convey to the Administrative Agent, effective upon the occurrence and during the continuance of any Event of Default, the nonexclusive right and license to use all Intellectual Property owned or used by any Obligor that relate to the Collateral and any other collateral granted by the Obligors as security for the Credit Party Obligations, together with any goodwill associated therewith, all to the extent necessary to enable the Administrative Agent to use, possess and realize on the Collateral and to enable any successor or assign to enjoy the benefits of the Collateral. This right and license shall inure to the benefit of all successors, assigns and transferees of the Administrative Agent and its successors, assigns and transferees, whether by voluntary conveyance, operation of law, assignment, transfer, foreclosure, deed in lieu of foreclosure or otherwise. Such right and license is granted free of charge, without requirement that any monetary payment whatsoever be made to the Obligors.
7. Special Provisions Regarding Inventory. Notwithstanding anything to the contrary contained in this Security Agreement, each Obligor may, unless and until an Event of Default occurs and is continuing and the Administrative Agent instructs such Obligor otherwise, without further consent or approval of the Administrative Agent, use, consume, sell, lease and exchange its Inventory in the ordinary course of its business as presently conducted, whereupon, in the case of such a sale or exchange, the security interest created hereby in the Inventory so sold or exchanged (but not in any Proceeds arising from such sale or exchange) shall cease immediately without any further action on the part of the Administrative Agent.

8. Performance of Obligations; Advances by Administrative Agent. On failure of any Obligor to perform any of the covenants and agreements contained herein, the Administrative Agent may, at its sole option and in its sole discretion, perform or cause to be performed the same and in so doing may expend such sums as the Administrative Agent may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, a payment to obtain a release of a Lien or potential Lien, expenditures made in defending against any adverse claim and all other expenditures which the Administrative Agent may make for the protection of the security interest hereof or may be compelled to make by operation of law. All such sums and amounts so expended shall be repayable by the Obligors on a joint and several basis promptly upon timely notice thereof and demand therefor, shall constitute additional Credit Party Obligations and shall bear interest from the date said amounts are expended at the Default Rate. No such performance of any covenant or agreement by the Administrative Agent on behalf of any Obligor, and no such advance or expenditure therefor, shall relieve the Obligors of any default under the terms of this Security Agreement or the other Credit Documents. The Administrative Agent may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim except to the extent such payment is being contested in good faith by an Obligor in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP.
9. Events of Default.
The occurrence of an event which under the Credit Agreement would constitute an Event of Default shall be an event of default hereunder (an “Event of Default”).
10. Remedies.
(a) General Remedies. Upon the occurrence of an Event of Default and during continuation thereof, the Administrative Agent and the Secured Parties shall have, in addition to the rights and remedies provided herein, in the Credit Documents or by law (including, but not limited to, levy of attachment, garnishment and the rights and remedies set forth in the UCC of the jurisdiction applicable to the affected Collateral), the rights and remedies of a secured party under the UCC (regardless of whether the UCC is the law of the jurisdiction where the rights and remedies are asserted and regardless of whether the UCC applies to the affected Collateral), and further, the Administrative Agent may, with or without judicial process or the aid and assistance of others, (i) enter on any premises on which any of the Collateral may be located and, without resistance or interference by the Obligors, take possession of the Collateral, (ii) dispose of any Collateral on any such premises, (iii) require the Obligors to assemble and make available to the Administrative Agent at the expense of the Obligors any Collateral at any place and time designated by the Administrative Agent which is reasonably convenient to both parties, (iv) remove any Collateral from any such premises for the purpose of effecting the sale or other disposition thereof, and/or (v) without demand and without advertisement, notice, hearing or process of law, all of which each of the Obligors hereby waives to the fullest extent permitted by law, at any place and time or times, sell and deliver any or all Collateral held by or for it at public or private sale, by one or more contracts, in one or more parcels, for cash, upon credit or otherwise, at such prices and upon such terms as the Administrative Agent deems advisable, in its sole discretion (subject to any and all mandatory legal requirements). Neither the Administrative Agent’s compliance with any applicable state or federal law in the conduct of such sale, nor its disclaimer of any warranties relating to the Collateral, shall be considered to adversely affect the commercial reasonableness of such sale. To the extent the rights of notice cannot be legally waived hereunder, each Obligor agrees that any requirement of reasonable notice shall be met if such notice is personally served on or mailed, postage prepaid, to the Borrower in accordance with the notice provisions of Section 9.2 of the Credit Agreement at least ten (10) days before the time of sale or other event giving rise to the requirement of such notice. The Administrative Agent and the Secured Parties shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given. To the extent permitted by law, any Secured Party may be a purchaser at any such public sale. To the extent permitted by applicable law, each of the Obligors hereby waives all of its rights of redemption with respect to any such sale. Subject to the provisions of applicable law, the Administrative Agent and the Secured Parties may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, to the extent permitted by law, be made at the time and place to which the sale was postponed, or the Administrative Agent and the Secured Parties may further postpone such sale by announcement made at such time and place.
(b) Remedies Relating to Accounts. Upon the occurrence of an Event of Default and during the continuation thereof, whether or not the Administrative Agent has exercised any or all of its rights and remedies hereunder, the Administrative Agent shall have the right to enforce any Obligor’s rights against any account debtors and obligors on such Obligor’s Accounts. Each Obligor acknowledges and agrees that the Proceeds of its Accounts remitted to or on behalf of the Administrative Agent in accordance with the provisions of this Section shall be solely for the Administrative Agent’s own convenience and that such Obligor shall not have any right, title or interest in such Proceeds or in any such other amounts except as expressly provided herein. After the occurrence and during the continuance of an Event of Default, to the extent required by the Administrative Agent, each Obligor agrees to execute any document or instrument, and to take any action, necessary under applicable law (including the Federal Assignment of Claims Act) in order for the Administrative Agent to exercise its rights and remedies (or be able to exercise its rights and remedies at some future date) with respect to any Accounts of such Obligor where the account debtor is a Governmental Authority. The Administrative Agent and the Secured Parties shall have no liability or responsibility to any Obligor for acceptance of a check, draft or other order for payment of money bearing the legend “payment in full” or words of similar import or any other restrictive legend or endorsement or be responsible for determining the correctness of any remittance. Each Obligor hereby agrees to indemnify the Administrative Agent and the Secured Parties and their respective officers, directors, employees, partners, members, counsel, agents, representatives, advisors and affiliates from and against all liabilities, damages, losses, actions, claims, judgments, costs, expenses, charges and reasonable attorneys’ fees suffered or incurred by the Administrative Agent or the Secured Parties (each, an “Indemnified Party”) because of the maintenance of the foregoing arrangements except, with respect to any Indemnified Party, as relating to or arising out of the gross negligence or willful misconduct of such Indemnified Party or its officers, employees or agents. In the case of any investigation, litigation or other proceeding, the foregoing indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by an Obligor, its directors, shareholders or creditors or an Indemnified Party or any other Person or any other Indemnified Party is otherwise a party thereto.
(c) Access. In addition to the rights and remedies hereunder, upon the occurrence of an Event of Default and during the continuation thereof, the Administrative Agent shall have the right to enter and remain upon the various premises of the Obligors without cost or charge to the Administrative Agent, and use the same, together with materials, supplies, books and records of the Obligors for the purpose of collecting and liquidating the Collateral, or for preparing for sale and conducting the sale of the Collateral, whether by foreclosure, auction or otherwise. In addition, the Administrative Agent may remove Collateral, or any part thereof, from such premises and/or any records with respect thereto, in order to effectively collect or liquidate such Collateral. If the Administrative Agent exercises its right to take possession of the Collateral, each Obligor shall also at its expense perform any and all other steps reasonably requested by the Administrative Agent to preserve and protect the security interest hereby granted in the Collateral, such as placing and maintaining signs indicating the security interest of the Administrative Agent, appointing overseers for the Collateral and maintaining inventory records.
(d) Nonexclusive Nature of Remedies. Failure by the Administrative Agent or the Secured Parties to exercise any right, remedy or option under this Security Agreement, any other Credit Document or as provided by law, or any delay by the Administrative Agent or the Secured Parties in exercising the same, shall not operate as a waiver of any such right, remedy or option. No waiver hereunder shall be effective unless it is in writing, signed by the party against whom such waiver is sought to be enforced and then only to the extent specifically stated, which in the case of the Administrative Agent or the Secured Parties shall only be granted as provided herein. To the extent permitted by law, neither the Administrative Agent, the Secured Parties, nor any party acting as attorney for the Administrative Agent or the Secured Parties, shall be liable hereunder for any acts or omissions or for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct hereunder. The rights and remedies of the Administrative Agent and the Secured Parties under this Security Agreement shall be cumulative and not exclusive of any other right or remedy which the Administrative Agent or the Secured Parties may have.

(e) Retention of Collateral. In addition to the rights and remedies hereunder, upon the occurrence of an Event of Default and during the continuation thereof, the Administrative Agent may, after providing the notices required by Sections 9-620 and 9-621 of the UCC (or any successor sections of the UCC) or otherwise complying with the notice requirements of applicable law of the relevant jurisdiction, accept or retain all or any portion of the Collateral in satisfaction of the Credit Party Obligations. Unless and until the Administrative Agent shall have provided such notices, however, the Administrative Agent shall not be deemed to have retained any Collateral in satisfaction of any Credit Party Obligations for any reason.
(f) Deficiency. In the event that the proceeds of any sale, collection or realization are insufficient to pay all amounts to which the Administrative Agent or the Secured Parties are legally entitled, the Obligors shall be jointly and severally liable for the deficiency, together with interest thereon at the Default Rate, together with the costs of collection and the reasonable fees of any attorneys employed by the Administrative Agent to collect such deficiency. Any surplus remaining after the full payment and satisfaction of the Credit Party Obligations shall be returned to the Obligors or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.
(g) Other Security. To the extent that any of the Credit Party Obligations are now or hereafter secured by property other than the Collateral (including, without limitation, real and other personal property and securities owned by an Obligor), or by a guarantee, endorsement or property of any other Person, then the Administrative Agent shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence and during the continuation of any Event of Default, and the Administrative Agent shall have the right, in its sole discretion, to determine which rights, security, Liens, security interests or remedies the Administrative Agent shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or any of the Administrative Agent’s and the Secured Parties’ rights or the Credit Party Obligations under this Security Agreement or under any other of the Credit Documents.
11. Rights of the Administrative Agent.
(a) Power of Attorney. Each Obligor hereby designates and appoints the Administrative Agent, on behalf of the Secured Parties, and each of its designees or agents, as attorney-in-fact of such Obligor, irrevocably and with power of substitution, with authority to take any or all of the following actions upon the occurrence and during the continuation of an Event of Default:
(i) to demand, collect, settle, compromise, adjust and give discharges and releases concerning the Collateral of such Obligor, all as the Administrative Agent may reasonably determine in respect of such Collateral;

(ii) to commence and prosecute any actions at any court for the purposes of collecting any Collateral and enforcing any other right in respect thereof;
(iii) to defend, settle, adjust or compromise any action, suit or proceeding brought with respect to the Collateral and, in connection therewith, give such discharge or release as the Administrative Agent may deem reasonably appropriate;
(iv) to receive, open and dispose of mail addressed to an Obligor and endorse checks, notes, drafts, acceptances, money orders, bills of lading, warehouse receipts or other instruments or documents evidencing payment, shipment or storage of the goods giving rise to the Collateral of such Obligor, or securing or relating to such Collateral, on behalf of and in the name of such Obligor;
(v) to sell, assign, transfer, make any agreement in respect of, or otherwise deal with or exercise rights in respect of, any Collateral or the goods or services which have given rise thereto, as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes;
(vi) to adjust and settle claims under any insurance policy relating to the Collateral;
(vii) to execute and deliver and/or file all assignments, conveyances, statements, financing statements, continuation financing statements, security agreements, affidavits, notices and other agreements, instruments and documents that the Administrative Agent may determine necessary in order to perfect and maintain the security interests and Liens granted in this Security Agreement and in order to fully consummate all of the transactions contemplated herein;
(viii) to institute any foreclosure proceedings that the Administrative Agent may deem appropriate;
(ix) to execute any document or instrument, and to take any action, necessary under applicable law (including the Federal Assignment of Claims Act) in order for the Administrative Agent to exercise its rights and remedies (or to be able to exercise its rights and remedies at some future date) with respect to any Account of an Obligor where the account debtor is a Governmental Authority; and
(x) to do and perform all such other acts and things as the Administrative Agent may reasonably deem to be necessary, proper or convenient in connection with the Collateral.

This power of attorney is a power coupled with an interest and shall be irrevocable for so long as any of the Credit Party Obligations (other than contingent indemnity obligations that survive termination of the Credit Documents pursuant to the stated terms thereof) remain outstanding or any Credit Document is in effect, and until all of the Commitments shall have been terminated. The Administrative Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Administrative Agent in this Security Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Administrative Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct. This power of attorney is conferred on the Administrative Agent solely to perfect, protect, preserve and realize upon its security interest in the Collateral.
(b) Assignment by the Administrative Agent. Subject to the terms and conditions of the Credit Agreement, the Administrative Agent may from time to time assign the Credit Party Obligations or any portion thereof and/or the Collateral or any portion thereof to a successor Administrative Agent, and the assignee shall be entitled to all of the rights and remedies of the Administrative Agent under this Security Agreement in relation thereto.
(c) The Administrative Agent’s Duty of Care. Other than the exercise of reasonable care to assure the safe custody of the Collateral while being held by the Administrative Agent hereunder, the Administrative Agent shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that the Obligors shall be responsible for preservation of all rights in the Collateral, and the Administrative Agent shall be relieved of all responsibility for the Collateral upon surrendering it or tendering the surrender of it to the Obligors. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Administrative Agent accords its own property, which shall be no less than the treatment employed by a reasonable and prudent agent in the industry, it being understood that the Administrative Agent shall not have responsibility for taking any necessary steps to preserve rights against any parties with respect to any of the Collateral. In the event of a public or private sale of Collateral pursuant to Section 10 hereof, the Administrative Agent shall have no obligation to clean-up, repair or otherwise prepare the Collateral for sale.
12. [Reserved].
13. [Reserved].

14. Continuing Agreement.
(a) This Security Agreement shall be a continuing agreement in every respect and shall remain in full force and effect so long as any of the Credit Party Obligations (other than contingent indemnity obligations that survive termination of the Credit Documents pursuant to the stated terms thereof) remain outstanding or any Credit Document is in effect, and until all of the Commitments shall have been terminated. Upon such payment and termination, this Security Agreement shall be automatically terminated and the Administrative Agent and the Secured Parties shall, upon the request and at the expense of the Obligors, forthwith release all of the Liens and security interests granted hereunder and shall execute and/or deliver all UCC termination statements and/or other documents reasonably requested by the Obligors evidencing such termination. Notwithstanding the foregoing all releases and indemnities provided hereunder shall survive termination of this Security Agreement.
(b) This Security Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Credit Party Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Secured Party as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, all as though such payment had not been made; provided that in the event that payment of all or any part of the Credit Party Obligations is rescinded or must be restored or returned, all reasonable costs and expenses (including without limitation any reasonable legal fees and disbursements) incurred by the Administrative Agent or any Secured Party in defending and enforcing such reinstatement shall be deemed to be included as a part of the Credit Party Obligations.
15. Amendments; Waivers; Modifications. This Security Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except as set forth in Section 9.1 of the Credit Agreement.
16. Successors in Interest. This Security Agreement shall create a continuing security interest in the Collateral and shall be binding upon each Obligor, its successors and assigns and shall inure, together with the rights and remedies of the Administrative Agent and the Secured Parties hereunder, to the benefit of the Administrative Agent and the Secured Parties and their successors and permitted assigns; provided, however, that none of the Obligors may assign its rights or delegate its duties hereunder except as permitted by the Credit Agreement. To the fullest extent permitted by law, each Obligor hereby releases the Administrative Agent and each Secured Party, each of their respective officers, employees and agents and each of their respective successors and assigns, from any liability for any act or omission relating to this Security Agreement or the Collateral, except for any liability arising from the gross negligence or willful misconduct of the Administrative Agent or such Secured Party or their respective officers, employees and agents, in each case as determined by a court of competent jurisdiction pursuant to a final non-appealable judgment.
17. Notices. All notices required or permitted to be given under this Security Agreement shall be in conformance with Section 9.2 of the Credit Agreement.

18. Counterparts. This Security Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Security Agreement to produce or account for more than one such counterpart. Delivery of executed counterparts of the Security Agreement by telecopy or other electronic means shall be effective as an original and shall constitute a representation that an original shall be delivered upon the request of the Administrative Agent.
19. Headings. The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning, construction or interpretation of any provision of this Security Agreement.
20. Governing Law; Submission to Jurisdiction and Service of Process; Waiver of Jury Trial; Venue. THIS SECURITY AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. The terms of Sections 9.13 and 9.16 of the Credit Agreement are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.
21. Severability. If any provision of this Security Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.
22. Entirety. This Security Agreement and the other Credit Documents represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to this Security Agreement, the other Credit Documents or the transactions contemplated herein and therein.
23. Survival. All representations and warranties of the Obligors hereunder shall survive the execution and delivery of this Security Agreement and the other Credit Documents, the delivery of the Notes and the making of the Loans and the issuance of the Letters of Credit under the Credit Agreement.
24. Joint and Several Obligations of Obligors.
(a) Each of the Obligors is accepting joint and several liability hereunder in consideration of the financial accommodations to be provided by the Lenders under the Credit Agreement, for the mutual benefit, directly and indirectly, of each of the Obligors and in consideration of the undertakings of each of the Obligors to accept joint and several liability for the obligations of each of them.

(b) Each of the Obligors jointly and severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Obligors with respect to the payment and performance of all of the Credit Party Obligations, it being the intention of the parties hereto that all the Credit Party Obligations shall be the joint and several obligations of each of the Obligors without preferences or distinction among them.
(c) Notwithstanding any provision to the contrary contained herein, in any other of the Credit Documents, to the extent the obligations of an Obligor shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of such Obligor hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal or state and including, without limitation, the Bankruptcy Code).
25. Rights of Required Lenders. All rights of the Administrative Agent hereunder, if not exercised by the Administrative Agent, may be exercised by the Required Lenders.
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Each of the parties hereto has caused a counterpart of this Security Agreement to be duly executed and delivered as of the date first above written.

BORROWER:	IMPAX LABORATORIES, INC., a Delaware corporation

	By:	/s/ Arthur A. Koch, Jr.

		Name:	Arthur A. Koch, Jr.
		Title:	CFO

Accepted and agreed to as of the date first above written.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ Samuel Thompson

	Name:	Samuel Thompson
	Title:	Vice President/Relationship Manager

Schedule 4(a) to Credit Agreement
Tradenames in use:
Impax Pharma
Global Pharma
Impax Pharmaceuticals
Global Pharmaceuticals

EXHIBIT A
[FORM OF]
NOTICE
OF
GRANT OF SECURITY INTEREST
IN
COPYRIGHTS
[United States Copyright Office][Canadian Intellectual Property Office]
Ladies and Gentlemen:
Please be advised that (a) pursuant to the Security Agreement dated as of February 11, 2011 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Security Agreement”), by and among the Obligors party thereto (each an “Obligor” and collectively, the “Obligors”) and Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”) for the secured parties referenced therein (the “Secured Parties”), the undersigned Obligor has granted a continuing security interest in and continuing lien upon [the copyrights, copyright licenses and copyright applications] shown on Schedule 1 attached hereto (the “Copyrights”) to the Administrative Agent for the ratable benefit of the Secured Parties and (b) the undersigned hereby grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a continuing security interest in, and a right to set off against, any and all right, title and interest of such Obligor in and to the Copyrights.
The Obligors and the Administrative Agent, on behalf of the Secured Parties, hereby acknowledge and agree that the security interest in the Copyrights (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any Copyright.
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Very truly yours, [OBLIGOR]

By:

Name:
Title:

Acknowledged and Accepted:
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By:

Name:
Title:

Schedule 1

EXHIBIT B
[FORM OF]
NOTICE
OF
GRANT OF SECURITY INTEREST
IN
PATENTS
[United States Patent and Trademark Office][Canadian Intellectual Property Office]
Ladies and Gentlemen:
Please be advised that (a) pursuant to the Security Agreement dated as of February 11, 2011 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Security Agreement”), by and among the Obligors party thereto (each an “Obligor” and collectively, the “Obligors”) and Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”) for the secured parties referenced therein (the “Secured Parties”), the undersigned Obligor has granted a continuing security interest in and continuing lien upon [the patents, patent licenses and patent applications] shown on Schedule 1 attached hereto (the “Patents”) to the Administrative Agent for the ratable benefit of the Secured Parties and (b) the undersigned hereby grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a continuing security interest in, and a right to set off against, any and all right, title and interest of such Obligor in and to the Patents.
The Obligors and the Administrative Agent, on behalf of the Secured Parties, hereby acknowledge and agree that the security interest in the Patents (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any Patent.
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Very truly yours, [OBLIGOR]

By:

Name:
Title:

Acknowledged and Accepted:
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By:

Name:
Title:

Schedule 1

EXHIBIT C
[FORM OF]
NOTICE
OF
GRANT OF SECURITY INTEREST
IN
TRADEMARKS
[United States Patent and Trademark Office][Canadian Intellectual Property Office]
Ladies and Gentlemen:
Please be advised that (a) pursuant to the Security Agreement dated as of February 11, 2011 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Security Agreement”), by and among the Obligors party thereto (each an “Obligor” and collectively, the “Obligors”) and Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”) for the secured parties referenced therein (the “Secured Parties”), the undersigned Obligor has granted a continuing security interest in and continuing lien upon [the trademarks, trademark licenses and trademark applications] shown on Schedule 1 attached hereto (the “Trademarks”) to the Administrative Agent for the ratable benefit of the Secured Parties and (b) the undersigned hereby grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a continuing security interest in, and a right to set off against, any and all right, title and interest of such Obligor in and to the Trademarks.
The Obligors and the Administrative Agent, on behalf of the Secured Parties, hereby acknowledge and agree that the security interest in the Trademarks (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any Trademark.
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Very truly yours, [OBLIGOR]

By:

Name:
Title:

Acknowledged and Accepted:
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By:

Name:
Title:

Schedule 1

[INDUSTRIAL DESIGN]
NOTICE
OF
GRANT OF SECURITY INTEREST
IN
INDUSTRIAL DESIGNS
Canadian Intellectual Property Office
Ladies and Gentlemen:
Please be advised that pursuant to the Security Agreement dated as of February 11, 2011 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Security Agreement”), by and among the Obligors party thereto (each an “Obligor” and collectively, the “Obligors”) and Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”) for the secured parties referenced therein (the “Secured Parties”), the undersigned Obligor has granted a continuing security interest in and continuing lien upon the industrial designs shown on Schedule 1 attached hereto (the “Industrial Designs”) to the Administrative Agent for the ratable benefit of the Secured Parties.
The Obligors and the Administrative Agent, on behalf of the Secured Parties, hereby acknowledge and agree that the security interest in the Industrial Designs (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any Industrial Design.
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Very truly yours, [OBLIGOR]

By:

Name:
Title:

Acknowledged and Accepted:
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By:

Name:
Title:

Schedule 1